                                                    EXHIBIT 99.1

Alpha and Omega Semiconductor Reports Financial Results for Fiscal Fourth Quarter and Fiscal Year Ended June 30, 2024

SUNNYVALE, California, August 7, 2024 (BUSINESS WIRE) - Alpha and Omega Semiconductor Limited (“AOS”) (NASDAQ: AOSL), today reported financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2024.

The results for the fiscal fourth quarter ended June 30, 2024 were as follows:

GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023
Revenue	$161.3	$150.1	$161.5
Gross Margin	25.7%	23.7%	27.6%
Operating Income (Loss)	$(1.5)	$(10.5)	$2.6
Net Loss	$(2.7)	$(11.2)	$(1.1)
Net Loss Per Share - Diluted	$(0.09)	$(0.39)	$(0.04)

Non-GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023
Revenue	$161.3	$150.1	$161.5
Non-GAAP Gross Margin	26.4%	25.2%	28.5%
Non-GAAP Operating Income (Loss)	$3.2	$(1.1)	$6.9
Non-GAAP Net Income (Loss)	$2.6	$(1.2)	$5.7
Non-GAAP Net Income (Loss) Per Share - Diluted	$0.09	$(0.04)	$0.19

The non-GAAP financial measures in the schedule above and under the section "Financial Results for Fiscal Q4 Ended June 30, 2024" below exclude the effect of share-based compensation expenses, amortization of purchased intangible, legal costs related to government investigation, equity method investment loss from equity investee, and income tax effect of non-GAAP adjustments in each of the periods presented. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

The results for the fiscal year ended June 30, 2024 and 2023 were as follows:

GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Year Ended June 30,
	2024	2023
Revenue	$657.3	$691.3
Gross Margin	26.2%	28.9%
Operating Income (Loss)	$(3.8)	$22.5
Net Income (Loss)	$(11.1)	$12.4
Net Income (Loss) Per Share - Diluted	$(0.39)	$0.42

Non-GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Year Ended June 30,
	2024	2023
Revenue	$657.3	$691.3
Non-GAAP Gross Margin	27.2%	30.2%
Non-GAAP Operating Income	$21.7	$63.9
Non-GAAP Net Income	$18.5	$55.0
Non-GAAP Net Income Per Share - Diluted	$0.62	$1.86

The non-GAAP financial measures in the schedule above exclude the effect of share-based compensation expenses, amortization of purchased intangible, legal costs related to government investigation, equity method investment loss from equity investee, and income tax effect of non-GAAP adjustments for fiscal years ended June 30, 2024 and 2023. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

Financial Results for Fiscal Q4 Ended June 30, 2024
•Revenue was $161.3 million, flat from the same quarter last year and an increase of 7.5% quarter-over-quarter.
•GAAP gross margin was 25.7%, down from 27.6% year-over-year and up from 23.7% in the prior quarter.
•Non-GAAP gross margin was 26.4%, down from 28.5% from the same quarter last year and up from 25.2% in the prior quarter.
•GAAP operating expenses were $42.9 million, down from $46.1 million in the prior quarter and up from $42.0 million from the same quarter last year.
•Non-GAAP operating expenses were $39.3 million, an increase of $0.4 million from last quarter and an increase of $0.2 million from the same quarter last year.
•GAAP operating loss was $1.5 million, as compared to an operating income of $2.6 million from the same quarter last year and an operating loss of $10.5 million in the prior quarter.
•Non-GAAP operating income was $3.2 million as compared to $6.9 million for the same quarter last year and an operating loss of $1.1 million from last quarter.
•GAAP net loss per share was $0.09, compared to $0.39 for the prior quarter and $0.04 per share for the same quarter last year.
•Non-GAAP earnings per share was $0.09, compared to $0.04 net loss per share for the prior quarter and $0.19 net earnings per share for the same quarter last year.
•Consolidated cash flow provided by operating activities was $7.1 million, as compared to $28.2 million in prior quarter.
•The Company closed the quarter with $175.1 million of cash and cash equivalents.

AOS Chief Executive Officer Stephen Chang commented, “Our fiscal Q4 results were in-line with our guidance driven by sequential growth in each of our major segments. We saw relative strength coming from gaming, tablets, e-mobility, A.I., and home appliances, while the PC segment is taking longer to recover. Inventory corrections across the majority of our end markets are now largely behind us and seasonality is returning.”

Mr. Chang concluded, “Looking into the rest of calendar year 2024, we anticipate further recovery in our seasonally strongest September quarter driven by fall smartphone launches, PCs, gaming, and wearables. We are excited about opportunities in A.I. and we are working on multiple prospects. Looking to the next cycle, we are poised for growth, bolstered by advanced technology, a diversified product portfolio addressing a broadening array of end markets, and a premier customer base across all business lines.”

Business Outlook for Fiscal Q1 Ending September 30, 2024

The following statements are based on management's current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

•Revenue is expected to be $180 million plus or minus $10 million.
•Gross margin is expected to be 25.0% plus or minus 1%. Non-GAAP gross margin is expected to be 26.4% plus or minus 1%.
•GAAP operating expenses are expected to be in the range of $47.0 million, plus or minus $1 million. Non-GAAP operating expenses are expected to be in the range of $40.0 million plus or minus $1 million.
•Interest expense to be approximately equal to interest income, and
•Tax expense is expected to be in the range of $0.9 million to $1.1 million.

Conference Call and Webcast

AOS plans to hold an investor teleconference and live webcast to discuss the financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2024 today, August 7, 2024 at 2:00 p.m. PT / 5:00 p.m. ET. To listen to the live conference call, please dial +1 (844) 200-6205 or +1 (929) 526-1599 if dialing from outside the United States and Canada. The access code is 376246. A live webcast of the call will also be available in the "Events & Presentations" section of the Company's investor relations website, http://investor.aosmd.com. The webcast replay will be available for seven days after the live call on the same website. In addition, a copy of the script of management's prepared remarks and a live webcast of the call will also be available in the "Events & Presentations" section of the Company's investor relations website, http://investor.aosmd.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management's judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, market trends in the semiconductor industry, our ability to mitigate economic downturns and current cycles, seasonality of our business, our ability to pursue new opportunities, including A.I. markets, our projected amount of revenue, gross margin, operating income (loss), income tax expenses, net income (loss), and share-based compensation expenses, non-GAAP gross margin, non-GAAP operating expenses, income tax expenses, our ability to grow our sales and market share, and other information under the section entitled “Business Outlook for Fiscal Q1 Ending September 30, 2024”. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the state of semiconductor industry and seasonality of our markets; decline of PC markets ; our lack of control over the joint venture in China; difficulties and challenges in executing our diversification strategy into different market segments; ordering pattern from distributors and seasonality; changes in regulatory environment and government investigation; our ability to introduce or develop new and enhanced products that achieve market acceptance; government policies on our business operations in China; the actual product performance in volume production; the quality and reliability of our product, our ability to achieve design wins; the general business and economic conditions; our ability to maintain factory utilization at a desirable level; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 to be filed by AOS with the SEC and other periodic reports we filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today's date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross profit, gross margin, operating expenses, operating income (loss), net income (loss), diluted earnings per share ("EPS") and EBITDAS. These supplemental measures exclude, among other items, share-based compensation expenses, legal costs related to government investigation, amortization of purchased intangible, income tax effect of non-GAAP adjustments and equity method investment loss from equity investee. We also disclose certain non-GAAP financial measures in our guidance for the next quarter, including non-GAAP gross margin and operating expenses. We believe that these historical and forecast non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. In addition, we included the amount of income tax effect of non-GAAP adjustments in the non-GAAP net income (loss) of reconciliation table for all periods presented as the management believes that such non-GAAP presentation provides useful information to investors, even though the amounts are not significant. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer, and global supplier of a broad range of discrete power devices, wide band gap power devices, power management ICs, and modules, including a wide portfolio of Power MOSFET, SiC, IGBT, IPM, TVS, HV Gate Drivers, Power IC, and Digital Power products. AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics. AOS differentiates itself by integrating its Discrete and IC semiconductor process technology, product design, and advanced packaging know-how to develop high-performance power management solutions. AOS’ portfolio of products targets high-volume applications, including portable computers, flat-panel TVs, LED lighting, smartphones, battery packs, consumer and industrial motor controls, automotive electronics, and power supplies for TVs, computers, servers, and telecommunications equipment. For more information, please visit www.aosmd.com.

The following unaudited consolidated financial statements are prepared in accordance with U.S. GAAP.

Investor and media inquiries:

The Blueshirt Group
Gary Dvorchak, CFA
In US +1 323 240 5796
In China +86 (138) 1079-1480
gary@blueshirtgroup.co

Steven Pelayo
The Blueshirt Group
steven@blueshirtgroup.co
+1 (360) 808-5154

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Revenue	$161,296	$150,060	$161,525	$657,274	$691,321
Cost of goods sold	119,859	114,505	116,944	485,356	491,785
Gross profit	41,437	35,555	44,581	171,918	199,536
Gross margin	25.7%	23.7%	27.6%	26.2%	28.9%

Operating expenses:
Research and development	21,813	23,095	22,711	89,940	88,146
Selling, general and administrative	21,123	22,964	19,258	85,734	88,861
Total operating expenses	42,936	46,059	41,969	175,674	177,007
Operating income (loss)	(1,499)	(10,504)	2,612	(3,756)	22,529

Other income (loss), net	65	308	(298)	(73)	(1,730)
Interest income (expense), net	412	271	(87)	1,186	(1,087)
Net income (loss) before income taxes	(1,022)	(9,925)	2,227	(2,643)	19,712

Income tax expense	1,006	611	387	3,649	5,937
Net income (loss) before loss from equity method investment	(2,028)	(10,536)	1,840	(6,292)	13,775
Equity method investment loss from equity investee	(704)	(676)	(2,944)	(4,789)	(1,411)
Net income (loss)	(2,732)	(11,212)	(1,104)	(11,081)	12,364

Net income (loss) per common share
Basic	$(0.09)	$(0.39)	$(0.04)	$(0.39)	$0.45
Diluted	$(0.09)	$(0.39)	$(0.04)	$(0.39)	$0.42

Weighted average number of common shares used to compute net income (loss) per share:
Basic	28,879	28,433	27,598	28,236	27,522
Diluted	28,879	28,433	27,598	28,236	29,528

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)
	June 30, 2024	June 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$175,127	$195,188
Restricted cash	413	415
Accounts receivable, net	12,546	22,420
Inventories	195,750	183,247
Other current assets	10,506	22,666
Total current assets	394,342	423,936
Property, plant and equipment, net	336,619	357,831
Operating lease right-of-use assets, net	25,050	24,349
Intangible assets, net	3,516	6,765
Equity method investment	356,039	366,617
Deferred income tax assets	549	536
Other long-term assets	28,898	19,703
Total assets	$1,145,013	$1,199,737
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$45,084	$50,775
Accrued liabilities	72,371	79,533
Payable related to equity investee, net	13,682	11,950
Income taxes payable	2,798	5,546
Short-term debt	11,635	11,434
Deferred revenue	2,591	8,073
Finance lease liabilities	935	867
Operating lease liabilities	5,137	4,383
Total current liabilities	154,233	172,561
Long-term debt	26,724	38,360
Income taxes payable - long-term	3,591	2,817
Deferred income tax liabilities	26,416	27,283
Finance lease liabilities - long-term	2,282	3,216
Operating lease liabilities - long-term	20,499	20,544
Other long-term liabilities	19,661	51,037
Total liabilities	253,406	315,818
Commitments and contingencies (Note 14)
Equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares; issued and outstanding: none at June 30, 2024 and 2023	—	—
Common shares, par value $0.002 per share:
Authorized: 100,000 shares; issued and outstanding: 36,107 shares and 28,969 shares, respectively at June 30, 2024 and 34,811 shares and 27,654 shares, respectively at June 30, 2023	72	70
Treasury shares at cost; 7,138 shares at June 30, 2024 and 7,157 shares at June 30, 2023	(79,213)	(79,365)
Additional paid-in capital	353,109	329,034
Accumulated other comprehensive loss	(13,419)	(8,111)
Retained earnings	631,058	642,291
Total equity	891,607	883,919
Total liabilities and equity	$1,145,013	$1,199,737

Alpha and Omega Semiconductor Limited
Selected Cash Flow Information
( in thousands)
(unaudited)

	Fiscal Year Ended June 30,
	2024	2023
Net cash provided by operating activities	$25,710	$20,473
Net cash used in investing activities	(35,744)	(109,630)
Net cash used in financing activities	(9,903)	(29,611)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(126)	(280)
Net decrease in cash, cash equivalents and restricted cash	(20,063)	(119,048)
Cash, cash equivalents and restricted cash at beginning of year	195,603	314,651
Cash, cash equivalents and restricted cash at end of year	$175,540	$195,603

Alpha and Omega Semiconductor Limited
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023

GAAP gross profit	$41,437	$35,555	$44,581	$171,918	$199,536
Share-based compensation	294	1,424	592	3,434	5,851
Amortization of purchased intangible	812	812	812	3,247	3,247
Non-GAAP gross profit	$42,543	$37,791	$45,985	$178,599	$208,634
Non-GAAP gross margin as a % of revenue	26.4%	25.2%	28.5%	27.2%	30.2%

GAAP operating expense	$42,936	$46,059	$41,969	$175,674	$177,007
Share-based compensation	3,273	7,041	2,777	18,207	31,637
Legal costs related to government investigation	352	103	99	524	656
Non-GAAP operating expense	$39,311	$38,915	$39,093	$156,943	$144,714

GAAP operating income (loss)	$(1,499)	$(10,504)	$2,612	$(3,756)	$22,529
Share-based compensation	3,567	8,465	3,369	21,641	37,488
Amortization of purchased intangible	812	812	812	3,247	3,247
Legal costs related to government investigation	352	103	99	524	656
Non-GAAP operating income (loss)	$3,232	$(1,124)	$6,892	$21,656	$63,920
Non-GAAP operating margin as a % of revenue	2.0%	(0.7)%	4.3%	3.3%	9.2%

GAAP net income (loss)	$(2,732)	$(11,212)	$(1,104)	$(11,081)	$12,364
Share-based compensation	3,567	8,465	3,369	21,641	37,488
Amortization of purchased intangible	812	812	812	3,247	3,247
Equity method investment loss from equity investee	704	676	2,944	4,789	1,411
Legal costs related to government investigation	352	103	99	524	656
Income tax effect of non-GAAP adjustments	(78)	(47)	(397)	(627)	(153)
Non-GAAP net income (loss)	$2,625	$(1,203)	$5,723	$18,493	$55,013
Non-GAAP net margin as a % of revenue	1.6%	(0.8)%	3.5%	2.8%	8.0%

GAAP net income (loss)	$(2,732)	$(11,212)	$(1,104)	$(11,081)	$12,364
Share-based compensation	3,567	8,465	3,369	21,641	37,488
Amortization and depreciation	13,908	13,325	12,045	53,757	43,207
Equity method investment loss from equity investee	704	676	2,944	4,789	1,411
Interest expense (income), net	(412)	(271)	86	(1,186)	1,087
Income tax expense	1,006	611	387	3,649	5,937
EBITDAS	$16,041	$11,594	$17,727	$71,569	$101,494

GAAP diluted net income (loss) per share	$(0.09)	$(0.39)	$(0.04)	$(0.37)	$0.42
Share-based compensation	0.12	0.30	0.11	0.72	1.27
Amortization of purchased intangible	0.03	0.03	0.03	0.11	0.11
Equity method investment loss from equity investee	0.02	0.02	0.10	0.16	0.05
Legal costs related to government investigation	0.01	0.00	0.00	0.02	0.02
Income tax effect of non-GAAP adjustments	(0.00)	(0.00)	(0.01)	(0.02)	(0.01)
Non-GAAP diluted net income (loss) per share	$0.09	$(0.04)	$0.19	$0.62	$1.86

Weighted average number of common shares used to compute GAAP diluted net income (loss) per share	28,879	28,433	27,598	28,236	29,528
Weighed average number of common shares used to compute Non-GAAP diluted net income (loss) per share	30,463	28,433	29,382	30,052	29,528